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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                            -------------------------

                                    FORM 8-K

                            -------------------------

                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


                                  February 7, 1996
--------------------------------------------------------------------------------
               (Date of Report - Date of earliest event reported)



                                 TELEMUNDO GROUP, INC.
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             (Exact name of registrant as specified in its charter)



            Delaware                    0-16099               13-3348686
     ----------------------      -------------------   ----------------------
        (State or other            (Commission File       (I.R.S. Employer
        jurisdiction of             Number)            Identification Number)
       incorporation of
         organization)


2290 West 8th Avenue, Hialeah, Florida                       33010
-------------------------------------------------        -------------
(Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code: (305) 884-8200




                                Page 1 of 4 pages

                       The Exhibit Index Appears on Page 4

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Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c)  EXHIBITS:

          Included as part of this Form 8-K is the exhibit listed on the Exhibit Index appearing on page 4.


                                      - 2 -

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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  February 7, 1996


                                   TELEMUNDO GROUP, INC.


                                   By: /s/Peter J. Housman II
                                      ----------------------------

                                      Peter J. Housman II
                                      Chief Financial Officer
                                       and Treasurer


                                      - 3 -

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                                  EXHIBIT INDEX




Exhibit
Number                        Description                             Page
-------                       -----------                             ----
1. Prospectus included in the Registration Statement on Form S-3 filed by the Company on November 27, 1995 (Registration No. 33-64599)(the "Registration
               Statement"), as amended by Amendment No. 1 to the Registration Statement on February 7, 1996
               (incorporated by reference).